Exhibit 10(e)


                                 Addendum No. 9

         Pooling Reinsurance Agreement Between Empire Insurance Company
                         and Allcity Insurance Company

                             Executed June 12, 2002


It is mutually agreed, effective as of 12:01 A.M. January 1, 2002 that the Pooling Reinsurance Agreement (the "Agreement") between Empire Insurance Company ("Empire") and Allcity Insurance Company ("Allcity") dated October 29, 1964, as previously amended by Addenda numbers 1 through 8, shall be modified as provided in this Addendum No. 9 and as so modified shall continue in full force and effect:

As of January 1, 2002 and thereafter, any rent, rent related expenses, or other real estate expenses incurred by Empire or any sublease income earned by Empire under its lease agreement with Brooklyn Renaissance Plaza LLC dated June 27, 1996 (the "Lease") and under its sublease agreement with the New York City Board of Education dated November 9, 2000 (the "Board of Ed Sublease") and under its sublease agreement with the U.S. General Services Administration dated October 5, 2001 (the U.S. General Services Sublease" and, together with the Board of Ed Sublease, the "Subleases") shall be excluded from the Agreement and shall not be shared in the manner of sharing expenses and income provided for in the said Agreement. Such rent, rent related expenses, or other real estate expenses incurred by Empire or sublease income earned from the Lease and Subleases shall be the sole expense or income of Empire without any portion thereof being shared with or allocated to Allcity.


Executed at New York, New York
this 12th day of June, 2002


                                     Empire Insurance Company

                                     By: /s/ H. E. Scruggs
                                         --------------------------------------
                                         Chief Executive Officer and President
Attest:

By: /s/ Lisa M. Bencivenga
    ---------------------------
    Secretary


                                     Allcity Insurance Company

                                     By: /s/ Rocco J. Nittoli
                                         --------------------------------------
                                         Chief Operating Officer
Attest:

By: /s/ Lisa M. Bencivenga
    ---------------------------
    Secretary